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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 28, 2002




                            AMB FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



         Delaware                    0-23182                      35-1905382
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(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)               File No.)                Identification No.)



                  8230 Hohman Avenue, Munster, Indiana    46321
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              (Address of principal executive offices)  (Zip Code)



Registrant's telephone number, including area code: (219) 836-5870



                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

         On March 28, 2002, AMB Financial Corporation issued the press release announcing the sale of $5.0 million of Trust Preferred Securities attached hereto as Exhibit 99.





ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits

                 99              Press Release dated March 28, 2002.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      AMB FINANCIAL CORPORATION



Date:  March 28, 2002                 By:  /s/ Clement B. Knapp
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                                           Clement B. Knapp, Jr.
                                           President and Chief Executive Officer




Date:  March 28, 2002                 By:  /s/ Daniel T. Poludniak
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                                           Daniel T. Poludniak
                                           Vice President, Treasurer and
                                           Chief Financial Officer
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                                  EXHIBIT INDEX




EXHIBIT NO.                        DESCRIPTION
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   99                   Press Release dated March 28, 2002